EXHIBIT 10.4

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this “Guaranty”), made and executed this 16th day of June, 2022, by the undersigned subsidiaries of Trend (as defined below) set forth on Exhibit A attached hereto, each an entity organized under the law of the State set forth opposite their name on Exhibit A (“Guarantor”), having an address as set forth below their signature blocks, and Trend Venture, LP, a limited partnership organized and existing under the laws of the State of Delaware (“Trend”).

WHEREAS, Trend has issued to Agora Digital Holdings, Inc., a Nevada corporation (the “Holder”), that certain Secured Promissory in the original principal amount of $4,250,000 of even date herewith (the “Note”);

WHEREAS, Trend and the Holder has also entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) and a Security Agreement (the “Security Agreement”), each dated as of even date herewith;

WHEREAS, the Holder made certain financial accommodations to Trend evidenced by the Note to fund the Purchase Price (as defined in the Purchase Agreement) to acquire the Interests (as defined in the Purchase Agreement);

WHEREAS, as a condition precedent to the Holder funding the Purchase Price in exchange for the Note, the Holder has required the execution of this Guaranty by each Guarantor in favor of the Holder; and

WHEREAS, each Guarantor has independently determined that the execution, delivery and performance of this Guaranty will directly benefit it and is in the best interests of such Guarantor;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, each Guarantor and Trend hereby agree as follows:

SECTION 1. GUARANTY OF PAYMENT AND PERFORMANCE.

1.1 Each Guarantor hereby, jointly and severally, irrevocably, absolutely and unconditionally guarantees to the Holder, as a primary obligor and not merely as surety, the full and prompt payment and performance when due, whether by acceleration or otherwise, of all of the Obligations of Trend as defined in the Security Agreement entered into by Trend in connection with the issuance by Trend of the Note, including, without limitation, any extensions, renewals, and refinancings of the Obligations:

(a) whether such Obligations are principal, interest, fees, costs, expenses or otherwise;

(b)  whether such Obligations exist now or are hereafter incurred;

(c) whether such Obligations arise from or under the Note or any other agreement now or hereafter executed by Trend with or for the benefit of the Holder related to the Note or pursuant thereto;

(d) whether such Obligations are direct, indirect, primary, absolute, secondary, contingent, secured, unsecured, matured, or unmatured;

(e) whether such Obligations are contracted for by Trend alone or jointly and severally with another or others;

(f) whether such Obligations are from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred; and

(g) whether such Obligations are incurred by Trend prior to, during, or after any filing by Trend or against Trend of any petition or request for liquidation, reorganization, arrangement, adjudication as a bankrupt, relief as a debtor, or other relief under bankruptcy, insolvency, or similar laws now or hereafter in effect in the United States of America or any state or territory thereof or any foreign jurisdiction, and notwithstanding Trend’s legal status as a debtor or a debtor-in-possession or Trend’s discharge in any such proceeding.

1.2 Each Guarantor hereby acknowledges and agrees that:

(a) Although applicable bankruptcy or insolvency laws may relieve all or part of Trend’s obligations for interest, default interest, fees, costs, or expenses under the Note or otherwise, such Guarantor shall continue to be liable for such obligations as if such bankruptcy or insolvency of Trend had not occurred;

(b) The obligations of such Guarantor under this Guaranty may exceed allowable Obligations under such bankruptcy and insolvency laws; and

(c) Consistent with (a) and (b) above, such Guarantor’s liability to the Holder hereunder may not be co-extensive with Trend’s liability to the Holder under the Notes or otherwise.

SECTION 2. NATURE OF GUARANTY; TERMINATION.

2.1 This Guaranty is a continuing guaranty of the Obligations, independent of and in addition to any other guaranty, endorsement, surety agreement, collateral, or other agreement held by the Holder for the Obligations or any part thereof, whether executed or granted by each Guarantor or otherwise. The liability of each Guarantor hereunder shall be absolute and unconditional irrespective of, and each Guarantor waives any defense which may otherwise arise as a result of, any of the following:

(a) any lack of validity or enforceability of the Note or any other document, agreement, or writing creating or evidencing any of the Obligations, including, without limitation, the lack of validity or enforceability of all or any portion of any liens securing all or any part of the Obligations;

(b) any non-perfection of any lien in any collateral securing all or any part of the Obligations or this Guaranty or any failure by the Holder to protect, preserve, or insure any collateral securing all or any part of the Obligations or this Guaranty; or

(c) any event or circumstance which might operate under applicable law to discharge the liability of each Guarantor hereunder or might otherwise constitute or give rise to a defense available to Trend, each Guarantor, or any other guarantor of any of the Obligations.

2.2 This Guaranty is a guaranty of payment, not of collection.

2.3 This Guaranty shall remain in full force and effect until all of the Obligations and other fees, costs, and expenses payable by each Guarantor pursuant to Section 3 hereof have been paid or performed in full. This Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded, voided, or rendered void or voidable as a preferential transfer, impermissible set-off, or fraudulent conveyance or must otherwise be returned or disgorged by the Holder, as if such rescinded, avoided, voided, or voidable payment had not been made.

SECTION 3. COSTS AND EXPENSES.

3.1 Each Guarantor, jointly and severally, agrees to pay on demand all reasonable fees, costs, and expenses of every kind (including reasonable attorneys’ fees and expenses) incurred by the Holder in enforcing this Guaranty or in collecting any obligations or indebtedness from each Guarantor hereunder.

SECTION 4. WAIVERS OF EACH GUARANTOR.

4.1 Each Guarantor hereby agrees that it shall not have, and hereby expressly waives forever:

(a)   any right to require promptness and diligence on the part of the Holder;

(b)   any right to receive notices, including, without limitation, notice of the acceptance of this Guaranty or of the incurrence of any Obligation by Trend, notice of any action taken by the Holder or Trend pursuant to the Note or any other document, agreement, or writing relating to the Obligations (the “Transaction Documents”), notice of any Event of Default under the Notes, notice of the Holder’s intent to accelerate the Obligations, or notice of the intended disposition of any collateral securing all or any part of the Obligations or this Guaranty;

(c)   any right to contest any of the procedures or actions taken by the Holder with respect to any collateral securing all or any part of the Obligations or this Guaranty; and

(d)   any right to require the Holder to advise any Guarantor of any information known to the Holder regarding the financial or other condition of Trend, each Guarantor acknowledging that it is responsible for being and keeping informed regarding such condition.

4.2 Each Guarantor hereby agrees that it shall not have, and hereby expressly waives, until after all of the Obligations and any other obligations of such Guarantor under Section 3 hereof have been irrevocably satisfied:

(a)   any right to enforce any right or remedy which the Holder has or may hereafter have against Trend; and

(b)   any benefit of, and any right to participate in, any collateral securing all or any part of the Obligations or this Guaranty or any payment made to the Holder or collection by the Holder from Trend.

4.3 If any Guarantor shall receive any amount or payment arising from, relating to or in connection with subrogation, indemnification or contribution rights at any time when any of the Obligations or any other obligations of such Guarantor hereunder remain unpaid, all such amounts or payments shall be held in trust for the benefit of the Holder, shall be segregated from any other funds of such Guarantor and shall immediately be delivered to the Holder to be applied by the Holder against the Obligations of such Guarantor or such other obligations of the Guarantors, in the sole discretion of the Holder.

SECTION 5. PAYMENT OF THE OBLIGATIONS.

If any Obligation is not paid punctually when due, subject to any applicable grace period, including, without limitation, any Obligation due by acceleration of the maturity thereof, each Guarantor shall be required, upon the demand of the Holder, to immediately, jointly and severally, pay such Obligation or cause the same to be paid in full:

(a) without deduction for any set-off, recoupment, defense, or counterclaim;

(b) without requiring and notwithstanding the lack of protest or notice of nonpayment or default to such Guarantor, Trend, or any other person;

(c) without demand for payment or proof of such demand; and

(d) without requiring and without any obligation on the part of the Holder to resort first to Trend or to any collateral securing all or any part of the Obligations or this Guaranty, or to any other guaranty or endorsement which the Holder may hold as security for payment of all or any portion of the Obligations.

SECTION 6. RIGHTS AND REMEDIES OF THE HOLDER.

Each Guarantor acknowledges and agrees that the Holder may, without the consent of, notice or demand to, or reservation of rights against such Guarantor, and without affecting the obligations of such Guarantor hereunder, from time to time:

(a) renew, extend, increase, accelerate, or otherwise change the time for payment of, the terms of, or the rate of interest applicable to, the Obligations or any part thereof;

(b) accept and hold any collateral securing payment of the Obligations, or any part thereof, and exchange, enforce, or release such collateral, or any part thereof;

(c) accept and hold any endorsement or guaranty of payment of the Obligations or any part thereof, and partially or fully discharge, release, or substitute the obligations of any such endorser or guarantor, or any person or entity who has pledged any collateral as security for payment of the Obligations, or waive any rights or remedies with respect to any thereof;

(d) partially or fully discharge or release, or waive any rights or remedies with respect to, Trend;

(e) dispose of any collateral securing all or any part of the Obligations or this Guaranty in such manner or order as the Holder, in its sole discretion, deems to be commercially reasonable; and

(f) determine the manner, amount, and time of application of payments and credits to be made on all or any part of the Obligations (whether for principal, interest, fees, costs, expenses, or otherwise).

SECTION 7. APPLICATION OF PROCEEDS.

Upon the occurrence and during the continuance of an Event of Default (as defined in the Note), the proceeds of any sale of, or other realization upon, all or any part of the collateral securing all or any part of the Obligations or this Guaranty shall be applied by the Holder in the following order of priority: first to the payment of late fees, if any, on the Note, second, to the payment of interest on the principal of the Note and any other payments or fees and expenses payable in respect thereof and third to the payment of principal on the Note.

SECTION 8. REPRESENTATIONS AND WARRANTIES OF EACH GUARANTOR.

Each Guarantor hereby represents and warrants to the Holder as follows:

8.1 Such Guarantor is a legal entity set forth opposite its name on Exhibit A duly organized, validly existing and in good standing under the laws of the State set forth opposite its name on Exhibit A, and has the full legal and corporate power and authority to enter into, execute, deliver and perform this Guaranty. Such Guarantor has taken all necessary action to authorize the execution, delivery and performance of this Guaranty. The execution, delivery and performance of this Guaranty will not: (a) violate or cause such Guarantor to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to such Guarantor; or (b) result in a breach of or constitute a default under such Guarantor’s operative agreements or under any mortgage, loan or other agreement, lease or instrument to which such Guarantor is a party or by which Such Guarantor may be bound or affected;

8.2 No consent, license, approval, or authorization of, or registration, declaration, or filing with, any court, governmental body, authority, or other person or entity is required in connection with the valid execution, delivery, or performance of this Guaranty;

8.3 This Guaranty constitutes the legal, valid, and binding obligation of such Guarantor, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy and insolvency laws and laws affecting creditors’ rights generally;

8.4 There are no actions, suits, proceedings, or investigations pending or, to the knowledge of such Guarantor, threatened against such Guarantor or any basis therefor which, if adversely determined, would, in any case or in the aggregate, materially adversely affect the property, assets, or financial condition of such Guarantor; and

8.5 Notwithstanding any other provision of this Guaranty to the contrary, if the obligations of such Guarantor hereunder would otherwise be held or determined by a court of competent jurisdiction in any action or proceeding involving any state corporate law or any state or federal bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other law affecting the right of creditors generally, to be void, invalid or unenforceable to any extent on account of the amount of such Guarantor’s liability under this Guaranty, then notwithstanding any other provisions of this Guaranty to the contrary, the amount of such liability shall, without any further action by such Guarantor or any other person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.

SECTION 9. MISCELLANEOUS.

9.1 Each Guarantor will make each payment hereunder in lawful money of the United States of America and in immediately available funds.

9.2 No modification, rescission, waiver, release, or amendment of any provision of this Guaranty shall be made, except by a written agreement signed by each Guarantor and the Holder or its duly appointed agent.

9.3 The rights and benefits of the Holder hereunder shall, if the Holder so agrees, inure to any party acquiring any interest in the obligations of Trend owing to the Holder under and in accordance with the Note or the Obligations, or any part thereof.

9.4 No course of dealing between Trend or any Guarantor and the Holder, and no delay or omission by the Holder in exercising any right or remedy hereunder or with respect to the Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. All rights and remedies of the Holder are cumulative.

9.5 From time to time, each Guarantor shall take such action and execute and deliver to the Holder such additional documents, instruments, certificates, and agreements as the Holder may reasonably request to effectuate the purposes of this Guaranty.

9.6 The provisions of this Guaranty are independent of and separable from each other, and no such provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other such provision may be invalid or unenforceable in whole or in part. If any provision of this Guaranty is prohibited or unenforceable in any jurisdiction, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable nor render prohibited or unenforceable such provision in any other jurisdiction.

9.7 This Guaranty shall be governed by and shall be construed and enforced in accordance with the Section 7.1 of the Purchase Agreement.

9.8 Each Guarantor hereby agrees that service of the summons and complaint and all other process which may be served in any suit, action or proceeding arising out of or relating to this Guaranty may be effected by mailing by registered mail, return receipt requested, a copy of such process to such Guarantor at the address set forth opposite its name on Exhibit A, and that personal service of process shall not be required. Nothing herein shall be construed to prohibit service of process by any other method permitted by law.

9.9 In consideration for each Guarantor entering into this Guaranty, Trend agrees that in the event any Guarantor makes any payment pursuant to this Guaranty, Trend will indemnify, hold harmless and reimburse such Guarantor for the full amount so paid, and in the event any assets of such Guarantor are sold pursuant to the Security Agreement to satisfy a claim of the Holder, Trend will indemnify, hold harmless and reimburse such Guarantor in an amount equal to the fair market value of the assets so sold.

9.10 Each Guarantor agrees to be bound by each and every provision of the Security Agreement and the Note that sets forth an obligation, agreement, covenant, undertaking, representation or warranty of Trend with respect to the Collateral (as defined in the Security Agreement). Each Guarantor further agrees that each such provision shall apply jointly and severally to Trend and each Guarantor, and for purposes of each such provision the term “Trend” shall mean both Trend and each Guarantor on a joint and several basis.

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IN WITNESS WHEREOF, the undersigned have executed this Guaranty as of the date first above written.

COMPANY:

TREND VENTURES, LP

By:
Name:
Title:

GUARANTORS:

BARRIER CREST LLC

By:
Name:
Title:

Address:

Email:

TREND DISCOVERY CAPITAL MANAGEMENT LLC

By:
Name:
Title:

Address:

Email:

WRE 2021-A GP LLC

By:
Name:
Title:

Address:

Email:

Signature Page to Guaranty Agreement

RESTREAM PROCESSING LLC

By:
Name:
Title:

Address:

Email:

TREND DISCOVERY GP I LLC

By:
Name:
Title:

Address:

Email:

TREND DISCOVERY GP II LLC

By:
Name:
Title:

Address:

Email:

TREND DISCOVERY EXPLORATION LLC

By:
Name:
Title:

Address:

Email:

HOLDER:

Agora Digital Holdings, Inc

By:
	Name:	Randy May
	Title:	Executive Chairman

Signature Page to Guaranty Agreement

EXHIBIT A

Exhibit A